Financial Risk Management - Summary of Ratio of the Shareholders' Equity to Total Liabilities (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2025 MXN ($)	Dec. 31, 2024 MXN ($)	Dec. 31, 2023 MXN ($)
Disclosure of detailed information about financial instruments [abstract]
Shareholders’ equity –controlling interest	$ 22,470,451	$ 22,345,799	$ 19,781,783
Total liabilities	$ 63,304,344	$ 57,031,334	$ 46,500,212
Ratio of total Shareholders’ equity – controlling interest to liabilities	0.4	0.4	0.4